EXHIBIT 23.2
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 15, 2002 relating to the financial statements and the financial schedules which appear in this Form 10-K/A3.



MOSS ADAMS LLP

Beaverton, Oregon
August 4, 2003